SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 March 10, 1998





                        MISSISSIPPI VIEW HOLDING COMPANY
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



         Minnesota                  0-25546           41-1795363
----------------------------    --------------     --------------
(State or other jurisdiction    (SEC File No.)      (IRS Employer
     of incorporation)                             Identification
                                                       Number)


       35 East Broadway, Minnesota                      56345
----------------------------------------                -----
(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code: (612) 632-5461
                                                    --------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                        MISSISSIPPI VIEW HOLDING COMPANY

                     INFORMATION TO BE INCLUDED IN REPORT
                     ------------------------------------



Item 5.  Other Events
         ------------

         The Registrant announced that it had received notice from the Nasdaq Stock Market that the Registrant's common stock would no longer be listed on the Nasdaq SmallCap Market because it failed to meet the minimum number of public float shares (500,000).

         For further details, reference is made to the Press Release dated March 10, 1998, which is attached hereto as Exhibit 99 and incorporated herein by this reference.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          -----------------------------------------

         (c)      Exhibits:

                  99       Press Release dated March 10, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      MISSISSIPPI VIEW HOLDING COMPANY



Date:  March 16, 1998                 By: /s/Thomas J. Leiferman
      ---------------                     --------------------------------------
                                          Thomas J. Leiferman
                                          President and Chief Executive
                                          Officer